                                                                    Exhibit 23.3

                          INDEPENDENT AUDITOR'S CONSENT
                          -----------------------------

We consent to the incorporation by reference in Registration Statement Nos. 333-84167 and 333-92797 of Century Builders Group, Inc. on Form S-8 of our report dated March 25, 2002 appearing in this Annual Report on Form 10-K of Century Builders Group, Inc. for the year ended December 31, 2001.

/S/ DELOITTE & TOUCHE LLP.
DELOITE & TOUCHE
Miami, Florida
March 25, 2002